UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2016 (September 1, 2016)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the closing of the June 2015 Bridger acquisition, Ferrellgas Partners, L.P. (the “Partnership”), through its subsidiary Bridger Logistics, LLC (“Bridger”), entered into a ten-year transportation and logistics agreement (the “Jamex TLA”) with Jamex Marketing, LLC (“Jamex”) pursuant to which Jamex would be responsible for payments to Bridger and also for sourcing crude oil volumes for Bridger’s largest customer.

As a result of concerns regarding amounts owed under the Jamex TLA and certain other matters between Bridger and Jamex, Bridger, Jamex, the Partnership and certain other affiliated parties entered into a group of agreements that terminated the Jamex TLA, purchased certain common units from Jamex, and established payment terms for certain amounts owed by Jamex to Bridger under the Jamex TLA.

Termination, Settlement and Release Agreement

On September 1, 2016, Bridger and the Partnership entered into a Termination, Settlement and Release Agreement (the “Termination Agreement”) with Jamex (together with certain of its affiliates party to the agreement, the “Jamex Entities”), and James Ballengee (the owner of the Jamex Entities) pursuant to which:

(1)         Jamex agreed to execute and deliver a secured promissory note in favor of Bridger in original principal amount of $49,500,000 (the “Secured Promissory Note”) in satisfaction of all obligations owed to Bridger under the Jamex TLA;

(2)         Mr. Ballengee and Bacchus Capital Trading, LLC (“Bacchus”), an entity controlled by Mr. Ballengee, agreed to execute and deliver a joint guarantee of the Secured Promissory Note obligations up to a maximum aggregate amount of $20,000,000;

(3)         The Partnership agreed to provide the Jamex Entities with a $5,000,000 revolving secured working capital facility evidenced by a revolving promissory note (the “Revolving Promissory Note” and, together with the Secured Promissory Note, the “Notes”);

(4)         The other Jamex Entities agreed to execute and deliver a security agreement and a full guarantee of the obligations under the Notes;

(5)         The Partnership paid approximately $16.8 million to Jamex and in return received (and cancelled) 850,000 common units representing limited partner interests (“Common Units”) in the Partnership (the “Repurchase”);

(6)         The parties agreed to terminate the Jamex TLA and certain other commercial agreements and arrangements between them, and release any claims between or among them that may exist (other than those arising under the Termination Agreement or the other agreements entered into in connection with the Termination Agreement); and

(7)         The Partnership waived the remaining lockup provision applicable to Jamex under the Registration Rights Agreement dated June 24, 2015 to which Jamex is party.

The description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Secured Promissory Note, Revolving Promissory Note, Guarantees and Security Agreement

On September 1, 2016, Jamex executed and delivered the Secured Promissory Note in favor of Bridger, and also executed and delivered the Revolving Promissory Note in favor of Ferrellgas, L.P., the operating partnership subsidiary of the Partnership. The Secured Promissory Note has an annual interest rate of 7% (which rate would be reduced under certain circumstances), and contemplates quarterly amortizing principal payments, together with payments of accrued interest. The first payment, due December 17, 2016, will be an interest-only payment of approximately $1 million. The maturity date of the Secured Promissory Note will be December 17, 2021. Jamex will be allowed to prepay the Secured Promissory Note in whole or in part at any time.

The Revolving Promissory Note has an annual interest rate of 0% (which rate would be increased in case of a default), and contains certain conditions precedent to the Partnership’s obligation to make any advances thereunder. Each borrowing under the Revolving Promissory Note must be repaid within 10 days, and the ultimate maturity date of the Revolving Promissory Note is the earlier of September 1, 2021 and the date on which all obligations under the Secured Promissory Note are repaid.

The Secured Promissory Note is guaranteed, pursuant to a Guaranty Agreement, jointly by James Ballengee and Bacchus (up to a maximum aggregate amount of $20,000,000), and each Note is fully guaranteed, pursuant to respective Guaranty Agreements, by the other Jamex Entities. The obligations of Jamex and the other Jamex Entities under the Notes are secured, pursuant to a Security Agreement, by a lien on certain of those entities’ assets, including the remaining Common Units owned by those entities and any cash distributions and proceeds in respect thereof which are to be held in a controlled account.

The descriptions of the Secured Promissory Note, Revolving Promissory Note, Guaranty Agreements and Security Agreement are qualified in their entirety by reference to the full texts of those agreements, which are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The representations and warranties of the parties in the agreements discussed herein were made only for purposes of those agreements and as of a specific date and were solely for the benefit of the respective counterparties.  Those agreements are contractual documents that establish and govern the legal relations among the parties thereto and are not intended to be a source of factual, business, or operational information about any of those parties. The representations, warranties and covenants made by the parties in those agreements may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances.

Relationships

Prior to giving effect to the Repurchase, the Jamex Parties beneficially owned 4,771,447 Common Units, or approximately 4.9% of the Common Units outstanding as of April 30, 2016.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 with respect to the termination of the Jamex TLA is incorporated into this Item 1.02.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Termination, Settlement and Release Agreement dated September 1, 2016

10.2	Secured Promissory Note dated September 1, 2016 between Jamex Marketing, LLC and Bridger Logistics, LLC

10.3	Secured Revolving Promissory Note dated September 1, 2016 between Jamex Marketing, LLC and Ferrellgas, L.P.

10.4	Guaranty Agreement dated September 1, 2016 by James Ballengee and Bacchus Capital Trading, LLC in favor of Bridger Logistics, LLC

10.5	Guaranty Agreement (Term Note) dated September 1, 2016 by the Guarantors party thereto in favor of Bridger Logistics, LLC

10.6	Guaranty Agreement (Working Capital Note) dated September 1, 2016 by the Guarantors party thereto in favor of Ferrellgas, L.P.

10.7	Security Agreement dated September 1, 2016 by the Grantors party thereto in favor of Ferrellgas, L.P. as collateral agent for itself and for the benefit of Bridger Logistics, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By: Ferrellgas, Inc., its general partner

September 2, 2016
	By:	/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

September 2, 2016

	By:	/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By: Ferrellgas, Inc., its general partner

September 2, 2016
	By:	/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Executive Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

September 2, 2016
	By:	/s/ Alan C. Heitmann
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

EXHIBIT INDEX

Exhibit No.	Description
10.1	Termination, Settlement and Release Agreement dated September 1, 2016

10.2	Secured Promissory Note dated September 1, 2016 between Jamex Marketing, LLC and Bridger Logistics, LLC

10.3	Secured Revolving Promissory Note dated September 1, 2016 between Jamex Marketing, LLC and Ferrellgas, L.P.

10.4	Guaranty Agreement dated September 1, 2016 by James Ballengee and Bacchus Capital Trading, LLC in favor of Bridger Logistics, LLC

10.5	Guaranty Agreement (Term Note) dated September 1, 2016 by the Guarantors party thereto in favor of Bridger Logistics, LLC

10.6	Guaranty Agreement (Working Capital Note) dated September 1, 2016 by the Guarantors party thereto in favor of Ferrellgas, L.P.

10.7	Security Agreement dated September 1, 2016 by the Grantors party thereto in favor of Ferrellgas, L.P. as collateral agent for itself and for the benefit of Bridger Logistics, LLC